                                                                    EXHIBIT 99.6

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                               832,973.53
        Available Funds:
               Contract Payments due and received in this period                                                       7,442,494.87
               Contract Payments due in prior period(s) and received in this period                                      719,093.49
               Contract Payments received in this period for next period                                                 422,881.97
               Sales, Use and Property Tax, Maintenance, Late Charges                                                    193,957.09
               Prepayment Amounts related to early termination in this period                                            562,959.28
               Servicer Advance                                                                                          646,536.27
               Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
               Transfer from Reserve Account                                                                              10,629.18
               Interest earned on Collection Account                                                                       9,659.14
               Interest earned on Affiliated Account                                                                       1,222.03
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
                  Predecessor contract)                                                                                        0.00
               Amounts paid under insurance policies                                                                           0.00
               Any other amounts                                                                                               0.00

                                                                                                                --------------------
        Total Available Funds                                                                                         10,842,406.85
        Less: Amounts to be Retained in Collection Account                                                               902,705.47
                                                                                                                --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                       9,939,701.38
                                                                                                                ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                         0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           719,093.49
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing
                    Date)

                        a) Class A1 Principal and Interest                                                             6,264,713.90
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                           133,428.75
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                           357,765.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                           517,178.81
                        b) Class B Principal and Interest                                                                126,730.23
                        c) Class C Principal and Interest                                                                256,222.44
                        d) Class D Principal and Interest                                                                173,132.22
                        e) Class E Principal and Interest                                                                241,870.31

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   463,215.44
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  210,243.93
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in
                           effect)                                                                                        10,629.18
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                    Amounts                                                                                              204,838.26
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         260,639.42
                                                                                                                --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                        9,939,701.38
                                                                                                                ====================

                                                                                                                --------------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
           (if any)}                                                                                                     902,705.47
                                                                                                                ====================

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                     $6,443,748.69
         - Add Investment Earnings                                                                                        10,629.18
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                       10,629.18
                                                                                                                --------------------
End of period balance                                                                                                 $6,443,748.69
                                                                                                                ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $6,443,748.69
                                                                                                                ====================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                       278,353,382.21
                  Pool B                                                                        88,629,577.58
                                                                                          --------------------
                                                                                                                     366,982,959.79
Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  838,714.02
Class A Monthly Interest - Pool B                                                                  267,052.14

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               3,980,843.96
Class A Monthly Principal - Pool B                                                               2,186,476.34
                                                                                          --------------------
                                                                                                                       6,167,320.30
Ending Principal Balance of the Class A Notes
                  Pool A                                                                       274,372,538.25
                  Pool B                                                                        86,443,101.24
                                                                                          --------------------
                                                                                                                  ------------------
                                                                                                                     360,815,639.49
                                                                                                                  ==================
---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $378,036,000      Original Face $378,036,000            Balance Factor
       $ 2.925029                               $ 16.314108                 95.444783%
---------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                      50,946,959.79
                  Class A2                                                                      59,500,000.00
                  Class A3                                                                     122,000,000.00
                  Class A4                                                                     134,536,000.00

                                                                                          --------------------

Class A Monthly Interest                                                                                             366,982,959.79
                  Class A1 (Actual Number Days/360)                                                 97,393.60
                  Class A2                                                                         133,428.75
                  Class A3                                                                         357,765.00
                  Class A4                                                                         517,178.81

                                                                                          --------------------

Class A Monthly Principal
                  Class A1                                                                       6,167,320.30
                  Class A2                                                                               0.00
                  Class A3                                                                               0.00
                  Class A4                                                                               0.00

                                                                                          --------------------
                                                                                                                       6,167,320.30
Ending Principal Balance of the Class A Notes
                  Class A1                                                                      44,779,639.49
                  Class A2                                                                      59,500,000.00
                  Class A3                                                                     122,000,000.00
                  Class A4                                                                     134,536,000.00

                                                                                          --------------------
                                                                                                                  ------------------
                                                                                                                     360,815,639.49
                                                                                                                  ==================
Class A1
---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $62,000,000       Original Face $62,000,000             Balance Factor
       $ 1.570865                               $ 99.472908                 72.225225%
---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                               4,741,865.28
                             Pool B                                                               1,509,841.60
                                                                                          ---------------------
                                                                                                                       6,251,706.88

        Class B Overdue Interest, if any                                                                  0.00
        Class B Monthly Interest - Pool A                                                            16,434.51
        Class B Monthly Interest - Pool B                                                             5,232.86
        Class B Overdue Principal, if any                                                                 0.00
        Class B Monthly Principal - Pool A                                                           67,815.33
        Class B Monthly Principal - Pool B                                                           37,247.53
                                                                                          ---------------------
                                                                                                                         105,062.86
        Ending Principal Balance of the Class B Notes
                             Pool A                                                               4,674,049.95
                             Pool B                                                               1,472,594.07
                                                                                          ---------------------
                                                                                                                  ------------------
                                                                                                                       6,146,644.02
                                                                                                                  ==================

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $6,440,000        Original Face $6,440,000              Balance Factor
          $ 3.364498                          $ 16.314109                   95.444783%
---------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                               9,491,093.70
                             Pool B                                                               3,022,027.68
                                                                                          ---------------------
                                                                                                                      12,513,121.38

        Class C Overdue Interest, if any                                                                  0.00
        Class C Monthly Interest - Pool A                                                            34,840.22
        Class C Monthly Interest - Pool B                                                            11,093.36
        Class C Overdue Principal, if any                                                                 0.00
        Class C Monthly Principal - Pool A                                                          135,735.96
        Class C Monthly Principal - Pool B                                                           74,552.90
                                                                                          ---------------------
                                                                                                                         210,288.86
        Ending Principal Balance of the Class C Notes
                             Pool A                                                               9,355,357.74
                             Pool B                                                               2,947,474.78
                                                                                          ---------------------
                                                                                                                  ------------------
                                                                                                                      12,302,832.52
                                                                                                                  ==================

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $12,890,000       Original Face $12,890,000             Balance Factor
          $ 3.563505                          $ 16.314109                   95.444783%
---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                               6,324,941.42
                             Pool B                                                               2,013,903.63
                                                                                          ---------------------
                                                                                                                       8,338,845.05

        Class D Overdue Interest, if any                                                                  0.00
        Class D Monthly Interest - Pool A                                                            25,025.68
        Class D Monthly Interest - Pool B                                                             7,968.35
        Class D Overdue Principal, if any                                                                 0.00
        Class D Monthly Principal - Pool A                                                           90,455.54
        Class D Monthly Principal - Pool B                                                           49,682.65
                                                                                          ---------------------
                                                                                                                         140,138.19
        Ending Principal Balance of the Class D Notes
                             Pool A                                                               6,234,485.88
                             Pool B                                                               1,964,220.98
                                                                                          ---------------------
                                                                                                                  ------------------
                                                                                                                       8,198,706.86
                                                                                                                  ==================

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $8,590,000        Original Face $8,590,000              Balance Factor
          $ 3.840981                          $ 16.314108                   95.444783%
---------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                               7,908,017.56
                             Pool B                                                               2,517,965.65
                                                                                          ---------------------
                                                                                                                      10,425,983.21

        Class E Overdue Interest, if any                                                                  0.00
        Class E Monthly Interest - Pool A                                                            50,558.59
        Class E Monthly Interest - Pool B                                                            16,098.19
        Class E Overdue Principal, if any                                                                 0.00
        Class E Monthly Principal - Pool A                                                          113,095.75
        Class E Monthly Principal - Pool B                                                           62,117.78
                                                                                          ---------------------
                                                                                                                         175,213.53
        Ending Principal Balance of the Class E Notes
                             Pool A                                                               7,794,921.81
                             Pool B                                                               2,455,847.87
                                                                                          ---------------------
                                                                                                                  ------------------
                                                                                                                      10,250,769.68
                                                                                                                  ==================

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $10,740,000       Original Face $10,740,000             Balance Factor
          $ 6.206404                          $ 16.314109                   95.444783%
---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                          9,489,066.02
                             Pool B                                                          3,021,382.05
                                                                                          ----------------
                                                                                                                     12,510,448.07

        Residual Interest - Pool A                                                             377,772.34
        Residual Interest - Pool B                                                              85,443.10
        Residual Principal - Pool A                                                            135,706.96
        Residual Principal - Pool B                                                             74,536.97
                                                                                          ----------------
                                                                                                                        210,243.93
        Ending Residual Principal Balance
                             Pool A                                                          9,353,359.06
                             Pool B                                                          2,946,845.08
                                                                                          ----------------
                                                                                                                  -----------------
                                                                                                                     12,300,204.14
                                                                                                                  =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                               260,639.42
         - Servicer Advances reimbursement                                                                              719,093.49
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              204,838.26
                                                                                                                  -----------------
        Total amounts due to Servicer                                                                                 1,184,571.17
                                                                                                                  =================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 316,308,366.18

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                               4,523,653.49

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  ------------------
          ending of the related Collection Period                                                                    311,784,712.69
                                                                                                                  ==================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       4,078,801.94

            - Principal portion of Prepayment Amounts                                               444,851.55

            - Principal portion of Contracts repurchased under Indenture Agreement
                 Section 4.02                                                                             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                 Defaulted Contracts during the Collection Period                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                              -----------------
                                  Total Decline in Aggregate Discounted Contract Balance          4,523,653.49
                                                                                              =================


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 100,714,698.19

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,484,614.17

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  ------------------
          ending of the related Collection Period                                                                     98,230,084.02
                                                                                                                  ==================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       2,369,042.92

            - Principal portion of Prepayment Amounts                                               115,571.25

            - Principal portion of Contracts repurchased under Indenture Agreement
                 Section 4.02                                                                             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                 Defaulted Contracts during the Collection Period                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                              -----------------
                                  Total Decline in Aggregate Discounted Contract Balance          2,484,614.17
                                                                                              =================

                                                                                                                  ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    410,014,796.71
                                                                                                                  ==================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                 Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #        Lessee Name                                    Present Value         Lease #            Present Value
          -----------------------------------------------------------   -------------------   ----------------   -------------------
                         NONE











                                                                        -------------------                      -------------------
                                                               Totals:               $0.00                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                NO     X
                                                                                              ----------         --------


          POOL B                                                                                                 Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #        Lessee Name                                    Present Value         Lease #            Present Value
          -----------------------------------------------------------   -------------------   ----------------   -------------------
                         NONE









                                                                        -------------------                      -------------------
                                                               Totals:               $0.00                                    $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                          0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
          DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY
          PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                NO     X
                                                                                              ----------         --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING
       (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #     Lessee Name                                       Present Value         Lease #            Present Value
          -----------------------------------------------------------   -------------------   ----------------   -------------------
                      NONE                                                                                                    $0.00










                                                                        -------------------                      -------------------
                                                              Totals:                $0.00                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                                         0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                NO     X
                                                                                              ----------         --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #     Lessee Name                                       Present Value         Lease #            Present Value
          -----------------------------------------------------------   -------------------   ----------------   -------------------
                      None









                                                                        -------------------                      -------------------
                                                               Totals:               $0.00                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
          DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
          PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                NO     X
                                                                                              ----------         --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002

XV. POOL PERFORMANCE MEASUREMENTS


1.                            AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
       This Month                                        2,391,827.48           This Month                            410,014,796.71
       1 Month Prior                                     1,549,825.98           1 Month Prior                         417,023,064.37
       2 Months Prior                                    1,652,433.68           2 Months Prior                        423,764,107.13

       Total                                             5,594,087.14           Total                               1,250,801,968.21

       a) 3 MONTH AVERAGE                                1,864,695.71           b) 3 MONTH AVERAGE                    416,933,989.40

       c) a/b                                                   0.45%


2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                  Yes                        No            X
                                                                                      -----------------------        ---------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                      Yes                        No            X
                                                                                      -----------------------        ---------------
       B. An Indenture Event of Default has occurred and is then continuing?      Yes                        No            X
                                                                                      -----------------------        ---------------

4.     Has a Servicer Event of Default occurred?                                  Yes                        No            X
                                                                                      -----------------------        ---------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                           Yes                        No            X
                                                                                      -----------------------        ---------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                     Yes                        No            X
                                                                                      -----------------------        ---------------
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                        No            X
                                                                                      -----------------------        ---------------




6.     Aggregate Discounted Contract Balance at Closing Date                    Balance  $       429,583,246.18
                                                                                        -------------------------------

       DELINQUENT LEASE SUMMARY

                  Days Past Due                      Current Pool Balance                              # Leases

                        31 - 60                             11,812,724.72                                    33
                        61 - 90                              2,782,500.18                                    14
                       91 - 180                              2,391,827.48                                    16


       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization